Exhibit 99.3

Measurement Specialties Inc,
Pro Forma Combined Condensed Financial Information
For the year ended March 31 2007 and nine months ended December 31, 2007
(Unaudited)

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENT INFORMATION

As previously reported in the Current Report on Form 8-K filed by Measurement Specialties, Inc (“MEAS”), on December 28, 2007 MEAS acquired all of the issued and outstanding shares of INTERSEMA Microsystems SA and its wholly-owned subsidiary (“INTERSEMA”). The unaudited pro forma condensed combined financial statement information (unaudited pro forma information) set forth below is presented to reflect the pro forma effects of the acquisition of INTERSEMA. The purchase price was approximately $40 million ($31.2 million at close, $8.7 million in promissory notes and $100,000 in acquisition costs).

The unaudited pro forma adjustments related to the acquisition are based on preliminary purchase price allocations. Differences between the preliminary and final purchase price allocations could have a significant impact on the accompanying unaudited pro forma information.

The unaudited pro forma condensed combined financial statement information is based on, and should be read together with (i) MEAS’s historical consolidated financial statements as of and for the year ended March 31, 2007 included within MEAS’s Annual Report on Form 10-K and the interim condensed consolidated statement of operations for the nine months ended December 31, 2007 included within MEAS’s Quarterly Report on Form 10-Q and (ii) INTERSEMA’s historical financial statements (expressed in local currency) as and for the year ended December 31, 2006, included as Exhibit 99.1 and the interim condensed statement of operations for the nine months ended September 30, 2007 within this Current Report on Form 8-K/A. The unaudited pro forma condensed combined financial statement information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved had the acquisition been completed as of April 1, 2006, or of the results of operations that may be attained by MEAS in the future.

MEASUREMENT SPECIALTIES INC. AND SUBSIDIARIES
Combined Statement of Operations

	MEAS March 31,	Pro Forma	MEAS	Intersema December 31,
(Dollars in thousands, except per share amounts )	2007	Adjustments	Pro Forma	2006	Combined
Net sales	$200,250		$200,250	$13,816	$214,066
Cost of goods sold	112,803		112,803	6,752	119,555
Gross profit	87,447		87,447	7,064	94,511
Operating expenses:			-		-
Total operating expenses	64,972	2,782	67,754	5,287	73,041
Operating income	22,475	(2,782)	19,693	1,777	21,470
Interest expense, net	6,106	1,701	7,807	-	7,807
Other expense (income)	761		761	16	777
Income from continuing operations before minority interest and income taxes	15,608	(4,483)	11,125	1,761	12,886
Minority interest, net of income taxes	524		524	-	524
Income tax expense from continuing operations	3,127	(448)	2,679	191	2,870
Income from continuing operations	11,957	(4,035)	7,922	1,570	9,492
Discontinued operations:			-		-
Income from discontinued operations before income taxes	115		115	-	115
Income tax expense from discontinued operations	(6)		(6)	-	(6)
Income from discontinued operations, before gain	121		121		121
Gain on disposition of discontinued operations (net of income taxes)	2,156		2,156	-	2,156
Income from discontinued operations	2,277	-	2,277	-	2,277
Net income	$14,234	($4,035)	$10,199	$1,570	$11,769

Net income per common share - Basic
Income from continuing operations	$0.85		$0.56		$0.67
Income from discontinued operations	0.01		0.01		0.01
Gain from disposition	0.15		0.15		0.15
Net income per common share - Basic	$1.01		$0.72		$0.83

Net income per common share - Diluted
Income from continuing operations	$0.83		$0.56		$0.67
Income from discontinued operations	0.01		0.01		0.01
Gain from disposition	0.15		0.15		0.15
Net income per common share - Diluted	$0.99		$0.72		$0.83

Weighted average shares outstanding - Basic	14,156		14,156		14,156
Weighted average shares outstanding - Diluted	14,423		14,423		14,423

MEASUREMENT SPECIALTIES INC. AND SUBSIDIARIES
Combined Balance Sheet

			Pro-Forma
			MEAS	Intersmea
	March 31,	Pro-Forma	March 31,	December 31,	Pro-Forma
(Dollars in thousands)	2007	Adjustments	2007	2006	Combined
ASSETS

Current assets:
Cash and cash equivalents	$7,709		$7,709	$11,969	$19,678
Accounts receivable, trade, net of allowance for
doubtful accounts of $516 and $447, respectively	34,774		34,774	$1,392	36,166
Inventories, net	37,231		37,231	$1,556	38,787
Deferred income taxes, net	4,718	(278)	4,440	$-	4,440
Prepaid expenses and other current assets	3,057		3,057	$1,477	4,534
Other receivables	420		420	$-	420
Other receivable due from joint venture partner	1,456		1,456	$-	1,456
Current portion of promissory note receivable	2,465		2,465	$-	2,465
Total current assets	91,830	(278)	91,552	16,394	107,946

Property, plant and equipment, net	27,559		27,559	$1,156	28,716
Goodwill	77,397	12,572	89,969	$-	89,969
Acquired intangible assets, net	17,006	16,160	33,166	$-	33,166
Deferred income taxes, net	8,360	(3,517)	4,843	$-	4,843
Promissory note receivable, net of current portion	851		851	$-	851
Other assets	1,688		1,688	$-	1,688
Total Assets	$224,691	$24,937	249,628	17,550	$267,178

MEASUREMENT SPECIALTIES INC. AND SUBSIDIARIES
Combined Balance Sheet

			Pro-Forma
	MEAS		MEAS	Intersmea
	March 31,	Pro-Forma	March 31,	December 31,	Pro-Forma
(Dollars in thousands)	2007	Adjustments	2007	2006	Combined

LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY

Current liabilities:
Current portion of promissory notes payable	$100		$100	$3,771	$3,871
Current portion of deferred acquisition obligation	1,973		1,973	-	1,973
Short-term debt	-		-	-	-
Current portion of long-term debt	2,753		2,753	-	2,753
Accounts payable	17,742		17,742	1,127	18,869
Accrued expenses	2,447		2,447	2,282	4,729
Accrued compensation	6,616		6,616	-	6,616
Income taxes payable	3,089		3,089	-	3,089
Current portion of capital lease obligation	811		811	-	811
Other current liabilities	4,089		4,089	-	4,089
Accrued litigation settlement expense	1,275		1,275	-	1,275
Total current liabilities	40,895		40,895	7,180	48,075

Revolver	42,010	24,937	66,948	-	66,948
Long-term debt, net of current portion	17,561		17,561	-	17,561
Deferred acquisition payments, net of current portion	-		-	-	-
Contingency consideration provision	-		-	-	-
Capital lease obligation, net of current portion	1,354		1,354	-	1,354
Other liabilities	606		606	180	786
Total liabilities	102,426	24,937	127,363	7,360	134,723

Minority Interest	1,628		1,628	-	1,628

Shareholders' equity:
Serial preferred stock; 221,756 shares authorized; none outstanding	-		-		-
Common stock, no par; 20,000,000 shares authorized; 14,280,364
and 13,970,033 shares issued and outstanding, respectively	-		-		-
Additional paid-in capital	73,399		73,399	922	74,321
Retained earnings	45,497		45,497	9,268	54,765
Accumulated other comprehensive income (loss)	1,741		1,741	-	1,741
Total shareholders' equity	120,637		120,637	10,190	130,401
Total liabilities, minority interest and shareholders' equity	$224,691	$24,937	$249,628	$17,550	$267,178

MEASUREMENT SPECIALTIES INC. AND SUBSIDIARIES
Combined Statement of Operations

	Nine months ended December 30, 2007			Nine month ended September 30,
		Pro Forma	MEAS	2007	Pro Forma
(Dollars in thousands, except per share amounts )	MEAS	djustment	Pro Forma	Intersema	Combined
Net sales	$165,604		$165,604	$13,043	$178,647
Cost of goods sold	95,888		95,888	6,394	102,282
Gross profit	69,716		69,716	6,649	76,365
Operating expenses:
Total operating expenses	48,629	2,087	50,716	3,079	53,794
Operating income	21,087	(2,087)	19,001	3,570	22,570
Interest expense, net	3,339	1,276	4,615		4,615
Other expense (income)	834		834	(209)	625
Income from continuing operations before minority interest and income taxes	16,914	(3,362)	13,552	3,779	17,331
Minority interest, net of income taxes	252		252		252
Income tax expense from continuing operations	4,747	(336)	4,411	227	4,638
Income from continuing operations	11,915	(3,026)	8,889	3,552	12,441
Discontinued operations:			-		-
Income from discontinued operations before income taxes	98		98		98
Income tax expense from discontinued operations	(3)		(3)		(3)
Income from discontinued operations, before gain	101		101		101
Gain on disposition of discontinued operations (net of income taxes)	-		-		-
Income from discontinued operations	101	-	101	-	101
Net income	12,016	($3,026)	$8,990	$3,552	$12,542
Net income per common share - Basic
Income from continuing operations	$0.83		$0.63		$0.88
Income from discontinued operations	0.01		0.16		0.16
Gain from disposition	0.00		0.00		0.00
Net income per common share - Basic	$0.84		$0.64		$0.89

Net income per common share - Diluted
Income from continuing operations	$0.82		$0.63		$0.88
Income from discontinued operations	0.01		0.16		0.16
Gain from disposition	-		0.00		0.00
Net income per common share - Diluted	$0.83		$0.62		$0.87

Weighted average shares outstanding - Basic	14,337		14,156		14,156
Weighted average shares outstanding - Diluted	14,512		14,423		14,423

1.	The MEAS March 31, 2007 column represents the audited consolidated statements of operations and audited consolidated balance sheets of MEAS for the fiscal year ended March 31, 2007. The MEAS December 31, 2007 column represents the unaudited condensed consolidated statements of operations of MEAS for the nine months ended December 31, 2007. The MEAS adjustment represents the adjustments for preliminary purchase accounting adjustments related to the acquisition of Intersema. The MEAS Pro Forma column represents MEAS consolidated statements of operations and consolidated balance sheets of continuing operations on a pro forma basis assuming Intersema had been acquired effective April 1, 2006.

2.
The December 31, 2006 Intersema column represents the consolidated statement of operations and balance sheet of Intersema for the year ended and as of December 31, 2006 in accordance with Swiss GAAP expressed in US dollars. The September 30, 2007 Intersema column represents the unaudited consolidated statement of operations of Intersema for the nine months ended September 31, 2007 in accordance with Swiss GAAP expressed in US dollars.

3.
The unaudited pro forma adjustments related to the acquisition are based on preliminary purchase price allocations. Actual adjustments will be based on analyses of fair values of assets acquired and liabilities assumed, including identifiable tangible and intangible assets and deferred tax assets and liabilities as well as estimates of the useful lives of tangible and amortizable intangible assets, which will be completed after MEAS performs its own internal assessments and reviews all available data. Differences between the preliminary and final purchase price allocations could have a significant impact on the accompanying unaudited pro forma information